Exhibit 21

SUBSIDIARIES OF MANPOWERGROUP INC.

As of December 31, 2021

Corporation Name	Incorporated in State /Country of
Benefits S.A.	Argentina
Cotecsud Compania Technica Sudamericana S.A.S.E.	Argentina
Right Management Argentina S.A.	Argentina
Salespower S.A.	Argentina
Greythorn Pty Ltd.	Australia
Manpower Services (Australia) Pty. Ltd.	Australia
Marks Sattin (Australia) Pty Limited	Australia
Marks Sattin Holdings (AsiaPac) Pty Limited	Australia
Right Management Consultants (OC) Pty Ltd.	Australia
Right Management Consultants Holdings Pty Ltd	Australia
Right Management Consultants International Pty Ltd	Australia
Right Management Consultants Pty Ltd	Australia
Experis Services GmbH	Austria
ManpowerGroup GmbH	Austria
ManpowerGroup Holding GmbH	Austria
INT Holdings, LLC	AZ
INT Technologies, LLC	AZ
ManpowerGroup Captive Insurance Inc.	AZ
ManpowerGroup (Barbados) SRL	Barbados
Manpower Bel LLC	Belarus
Experis Belgium SA	Belgium
Manpower Personal Services NV	Belgium
ManpowerGroup Solutions Belgium SA	Belgium
Right Management Belgium NV	Belgium
S.A. Manpower (Belgium) N.V.	Belgium
Stegmann Belgium BVBA	Belgium
Anyhelp Brasil Assessoria E Servicos em Sistemas de Informacao Ltda.	Brazil
Manpower Brasil Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Right do Brasil Ltda.	Brazil
Manpower, Inc. / California Peninsula	CA
Misicom Inc	CA
Canada Acquisition Company, ULC (Canada)	Canada
INT Canada, LLC	Canada
Manpower Services Canada Limited	Canada
Right Management Canada	Canada
Techno5, Inc.	Canada
Veritaaq Technology House Inc.	Canada

Manpower Empresa de Servicios Transitorios Ltda	Chile
Manpower Servicios Especializados Ltda	Chile
Manpower Servicios Integrales SpA	Chile
Talent Solutions Capacitacion SpA	Chile
Aerospace Solutions Engineering, LLC	CO
Fahrenheit IT, LLC	CO
Global Employment Solutions, LLC	CO
Information Technology Engineering, LLC	CO
ITEC II, LLC	CO
Manpower de Colombia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Tahuma SAS	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Professional Costa Rica, S.A.	Costa Rica
ManpowerGroup s.r.o.	Czech Republic
Workforce Solutions s.r.o.	Czech Republic
Econometrix, LLC	DE
ettain Acquisition, LLC	DE
ettain group Holdings, LLC	DE
Experis Finance US, LLC	DE
Experis IT Services US, LLC	DE
Friendly Advanced Software Technology, LLC	DE
GES Holdings, LLC	DE
GES Parent Holdings, LLC	DE
Global Employment Holdings, LLC	DE
Highlands Ventures Holdings, LLC	DE
Highlands Ventures, LLC	DE
Leidos Health, LLC.	DE
Manpower CIS Inc.	DE
Manpower Franchises, LLC	DE
Manpower Holdings, Inc.	DE
Manpower NZ Holdings LLC	DE
Manpower US Inc.	DE
ManpowerGroup Talent Solutions, LLC	DE
ManpowerGroup US Holdings LLC	DE
Right License Holding, Inc.	DE
TAPFIN LLC	DE
Experis A/S	Denmark
Manpower Republica Dominicana, S.A.	Dominican Republic
Manpower El Salvador, S.A. de C.V.	El Salvador
Manpower OÜ	Estonia
Manpower Inclusive Oy	Finland

ManpowerGroup OY	Finland
ManpowerGroup Solutions OY	Finland
Experis France SAS	France
FuturSkill IT SAS	France
Manpower France Holding SAS	France
Manpower France SAS	France
Manpower Nouvelles Competences SAS	France
ManpowerGroup France SAS	France
ManpowerGroup Solutions Enterprise	France
ManpowerGroup Solutions SAS	France
Peevee	France
Right Management SAS	France
Supplay SAS	France
Tapfin Sarl	France
Temporary Placement Service, LLC	GA
7S Group GmbH	Germany
Arcqus GmbH	Germany
Arcqus Professionals GmbH	Germany
Aviation Staff Management GmbH	Germany
AviationPower GmbH	Germany
AviationPower Technical Services GmbH	Germany
Bankpower GmbH Personaldienstleistungen	Germany
Experis Field Services GmbH	Germany
Experis GmbH	Germany
Experis IT Services GmbH	Germany
Experis Verwaltungs GmbH	Germany
Jefferson Wells GmbH	Germany
K&K HR-Services GmbH	Germany
Manpower Beteiligungsgesellschaft GmbH	Germany
Manpower GmbH & Co. KG	Germany
ManpowerGroup Deutschland GmbH & Co. KG	Germany
ManpowerGroup Deutschland Verwaltungs GmbH	Germany
ManpowerGroup Financial Services GmbH	Germany
ManpowerGroup Solutions GmbH	Germany
Right Management GmbH	Germany
Splu Experts GmbH	Germany
Stegmann Personaldienstleistung GmbH	Germany
StegPlus Personal GmbH	Germany
VIS GmbH	Germany
ManpowerGroup S.A.	Greece
Project Solutions S.A.	Greece
Manpower Guam Corporation	Guam

Manpower Professional Guatemala S.A.	Guatemala
Manpower S.A.	Guatemala
Manpower Honduras, S.A.	Honduras
Jefferson Wells HK Limited	Hong Kong
ManpowerGroup Solutions Holdings Hong Kong Limited	Hong Kong
Manpower Business Solutions Kft	Hungary
Manpower Munkaero Szervezesi KFT	Hungary
Excell Personnel Services, LLC	IL
Geneva Technical Services, LLC	IL
HG Chicago Consulting, LLC	IL
RMC OF Illinois, Inc.	IL
COMSYS IT India, Inc.	India
Experis IT Private Limited	India
Experis Solutions Pvt. Ltd.	India
ManpowerGroup Services India Pvt. Ltd.	India
Right Management India Pvt. Limited	India
Rotostat Services Private Limited	India
P.T. Manpower Business Solutions Indonesia	Indonesia
Experis Limited	Ireland
Manpower Holdings (Ireland) Limited	Ireland
ManpowerGroup (Ireland) Limited	Ireland
Right Transition Ltd	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Career Harmony, Ltd.	Israel
Experis BI Ltd.	Israel
Experis Cyber Ltd.	Israel
Experis I.T.S. Ltd.	Israel
Experis Software Ltd.	Israel
M.F.S. Manpower Facility Services Ltd.	Israel
M.G.S.M. Advanced Medical Services Ltd	Israel
Manpower Care Ltd.	Israel
Manpower Israel Limited	Israel
ManpowerGroup Israel Holdings Ltd.	Israel
ManpowerGroup Solutions Language Services	Israel
MNPM LTD	Israel
Nativ 2 Ltd.	Israel
Talent Solutions Ltd.	Israel
Telepower Ltd.	Israel
Unison Engineering Projects Ltd.	Israel
Experis Srl	Italy
Manpower Srl	Italy

Manpower TBO S.r.l.	Italy
Talent Solutions s.r.l.	Italy
Experis Executive Co. Ltd.	Japan
JobSupportpower Co. Ltd.	Japan
ManpowerGroup Co. Ltd.	Japan
Pro-Hunt Co., Ltd.	Japan
Manpower Kaz LLC	Kazakhstan
Manpower Korea, Inc.	Korea
Manpower Logis Inc.	Korea
ManpowerGroup Korea, Inc.	Korea
Right Management Korea Co. Ltd.	Korea
Representative Office of UAB "Manpower Lit" in Latvia	Latvia
Manpower Lit UAB	Lithuania
Elan IT Resource S.a.r.l.	Luxembourg
Manpower Business Solutions Luxembourg S.A.	Luxembourg
Manpower Luxembourg S.A.	Luxembourg
Centerline Partners LLC	MA
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Experis (M) Sdn Bhd	Malaysia
Manpower Business Solutions (M) Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Pancaran Pertiwi Sdn Bhd	Malaysia
Right Management (Malaysia) Sdn Bhd	Malaysia
Agropower, S.A. de C.V.	Mexico
Business Logistics Managers, S.A. de C.V.	Mexico
Experis Mexico S.A. de C.V.	Mexico
Experts Business Transportation, S.A. de C.V.	Mexico
Factoria Y Manufactura S.A. de C.V.	Mexico
Innovacion Tecnologia Smart, S.A. de C.V.	Mexico
Innovation Administrative Process, S.A. de C.V.	Mexico
Innovative Food Process, S.A. de C.V.	Mexico
Innovative Industrial Assembly, S.A. de C.V.	Mexico
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S. de R.L. de C.V.	Mexico
Manpower Professional, S.A. de C.V.	Mexico
Manpower, S.A. de C.V.	Mexico
Nurse.Co de Mexico, S.A. de C.V.	Mexico
Payment Services S.A. de C.V.	Mexico
Right Management Mexico, S.A. de C.V.	Mexico
Smart Administracion y Soporte, S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V.	Mexico

Tupromotoria, S.A. de C.V.	Mexico
HG Atlanta Consulting, LLC	MI
HG Dallas Consulting, LLC	MI
HG Detroit Consulting, LLC	MI
Bradford & Galt	MO
Manpower Monaco SAM	Monaco
Management Business Services Maroc Sarl	Morocco
MBSM S.A.R.L.A.U.	Morocco
Societe Marocaine De Travail Temporaire	Morocco
ettain group, LLC	NC
Experis Ciber B.V.	Netherlands
Experis Staff B.V.	Netherlands
iSense & … B.V.	Netherlands
iSense Beheer B.V.	Netherlands
iSense Consulting B.V.	Netherlands
iSense Contract Beheer B.V.	Netherlands
Jefferson Wells B.V.	Netherlands
Manpower B.V.	Netherlands
Manpower Business Services BV	Netherlands
Manpower Flexibility BV	Netherlands
Manpower Flexwork BV	Netherlands
Manpower Logistics BV	Netherlands
Manpower Solutions B.V.	Netherlands
Manpower Talent BV	Netherlands
Manpower Talentworkers BV	Netherlands
ManpowerGroup Netherlands B.V.	Netherlands
ManpowerGroup Solutions B.V.	Netherlands
ManpowerGroup Staff B.V.	Netherlands
Peak Holding B.V.	Netherlands
Peak IT B.V.	Netherlands
Right Management Nederland B.V.	Netherlands
Manpower Nouvelle Caledonie Sarl	New Caledonia
Manpower Recrutement Sarl	New Caledonia
Manpower Nicaruagua S.A.	Nicaragua
Experis AS	Norway
Experis Services AS	Norway
Framnaes Installajon A/S	Norway
Manpower AS	Norway
Manpower Industri AS	Norway
Manpower Staffing Services AS	Norway
ManpowerGroup AS	Norway
Talent Solutions AS	Norway

Workshop Bemanning og Kompetanse AS	Norway
Workshop Holding AS	Norway
Main Line Personnel Services, LLC	PA
Right Management Inc.	PA
Manpower Panama S.A.	Panama
ManpowerGroup Panama Pacifico, S.A.	Panama
Staffing Services Panama, S.A.	Panama
Manpower Paraguay S.R.L.	Paraguay
Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Right Management Peru S.A.C.	Peru
Manpower Outsourcing Services Inc.	Philippines
MP Actions Sp. z.o.o.	Poland
HR Hunters Sp.z.o.o.	Poland
Manpower Transactions Sp. z o.o.	Poland
ManpowerGroup Solutions SP. Zo.o.	Poland
ManpowerGroup Sp. z o.o.	Poland
MP Management Sp.z.o.o.	Poland
MP Services Sp. z o.o.	Poland
Experis Lda.	Portugal
Manpower Portugal Empresa de Trabalho Temporario S.A.	Portugal
ManpowerGroup Portugal - SGPS, S.A.	Portugal
ManpowerGroup Talent Based Outsourcing, Unipessoal Lda.	Portugal
Manpower HR SRL	Romania
SC Manpower Romania SRL	Romania
ManpowerGroup LLC	Russia
MPG IT Solutions LLC	Russia
Private Employment Agency Manpower, LLC	Russia
Training Center Manpower LLC	Russia
Clarendon Parker Arabia	Saudi Arabia
Experis Technology Solutions Pte. Ltd.	Singapore
Manpower Professional Singapore Pte Ltd	Singapore
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
ManpowerGroup Singapore Private Limited	Singapore
Right Management Singapore Pte. Ltd.	Singapore
ManpowerGroup Slovensko s.r.o.	Slovakia
ManpowerGroup Solutions s.r.o.	Slovakia
ManpowerGroup SA (Pty) Ltd.	South Africa
Experis ManpowerGroup S.L.U.	Spain
Manpower Team E.T.T., S.A.U.	Spain
ManpowerGroup Innovative Talent Solutions S.L.U.	Spain
ManpowerGroup Solutions, S.L.U.	Spain

Right Management Spain, S.L.U.	Spain
Elan IT Resource AB	Sweden
Experis AB	Sweden
Manpower & Jefferson Wells AB	Sweden
Manpower AB	Sweden
Manpower EL & Tele AB	Sweden
Manpower Matchning AB	Sweden
Manpower Student AB	Sweden
ManpowerGroup AB	Sweden
ManpowerGroup Solutions AB	Sweden
ManpowerGroup Solutions IT AB	Sweden
Right Management Sweden AB	Sweden
Experis AG	Switzerland
Experis Schweiz AG	Switzerland
M.S.A.	Switzerland
Manpower AG	Switzerland
ManpowerGroup SA	Switzerland
Talent Solutions ManpowerGroup AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
HR Power Solution Co., Ltd.	Thailand
Manpower Borderless Talent Solution Limited	Thailand
Manpower Professional and Executive Recruitment Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey
Timberhorn IT Solutions, LLC	TX
Timberhorn, LLC	TX
Manpower Middle East FZ-LLC	UAE
Manpower, Middle East Ltd	UAE
Manpower Ukraine LLC	Ukraine
777 Recruitment Limited	United Kingdom
AviationPower UK Ltd.	United Kingdom
Bafin Holdings	United Kingdom
Brook Street (UK) Limited	United Kingdom
Brook Street Bureau Limited	United Kingdom
BS Project Services Limited	United Kingdom
Comsys VMS Limited	United Kingdom
Experis Finance Limited	United Kingdom
Experis Group Limited	United Kingdom
Experis Limited	United Kingdom
Experis Resource Support Services Limited	United Kingdom
Integral Search & Selection Limited	United Kingdom

Jefferson Wells Limited	United Kingdom
Juice Resource Solutions Limited	United Kingdom
Manpower Holdings (UK) Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Services Ltd.	United Kingdom
Manpower UK Limited	United Kingdom
ManpowerGroup (Scot) LP	United Kingdom
ManpowerGroup Digital Holdings Ltd.	United Kingdom
ManpowerGroup Scotland LLP	United Kingdom
ManpowerGroup UK Limited	United Kingdom
Nicholas Andrews Limited	United Kingdom
People Source Consulting Limited	United Kingdom
People Source Limited	United Kingdom
Right Management Limited	United Kingdom
RMC EMEA Ltd.	United Kingdom
SJB Corporate Limited	United Kingdom
SJB Services UK Limited	United Kingdom
The Empower Group Ltd.	United Kingdom
Volaris Exec Recruitment Limited	United Kingdom
Aris Sociedad Anonima	Uruguay
ManpowerGroup Public Sector Inc.	VA
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Manpower Vietnam Company Ltd.	Vietnam
Experis US Inc	WI
Manpower Nominees Inc.	WI
ManpowerGroup Global Inc.	WI
ManpowerGroup Mexico Holdings LLC	WI
ManpowerGroup US Inc.	WI
Signature Graphics of Milwaukee, LLC	WI